www.flotekind.com
Flotek Industries, Inc.
A Technology-Driven
Growth Company
Steve Reeves, EVP & COO
Jempy Neyman, Sr. VP & CFO
37
th
Annual Howard Weil Energy Conference
March 22-26, 2009
Exhibit 99.2

Forward Looking Statements and
Non-GAAP Disclosures
Certain statements and information included in this presentation constitute “forward–looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. These statements involve known and unknown risks and uncertainties, some of which are outlined in the Company’s 10-K, which may cause the actual performance of Flotek to be materially different from any future results expressed or implied in this presentation and the forward-looking statements. Flotek undertakes no obligation to update any of its forward-looking statements for any reason.
Flotek has used the non-GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in this presentation.  We have used this because we believe that EBITDA provides useful information to investors as it represents the measure of pre-tax cash flow of Flotek, prior to any debt service requirements. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

Introduction Business Segments – Product overview – Application overview – Technology overview Financial Overview – Segment performance – FLOTEK performance – Capital structure 3

Drilling Products Segment CAVO mud motor line Open-bearing and sealed- bearing options Directional drilling and workovers Compliments Teledrift MWD technology 4 4

Drilling Products Segment
Teledrift MWD products
Real-time depth, azimuth,
gamma and tool-facing
measurement
Proprietary, technology-
oriented downhole rental
tools
2009 release of TelePulse
MWD system
5 5

Drilling Products Segment
Full suite of oilfield drilling and mining tools
Leading provider of
downhole rental tools
Complete bottom hole
assembly
Centralizer and drill bits
sales
Margin protection by
bundling with technology
products

Drilling Products Segment Complementary technologies – motors, telemetry and drill string tools 7 21.9 36.8 56.8 98.3 $0 $20 $40 $60 $80 $100 $120 2005 2006 2007 2008 In $M Revenue

Chemicals & Logistics Segment
Proprietary specialty
chemicals
– For drilling, cementing,
stimulation, acidizing and
production
– Customers include major
service companies,
independents and drilling
contractors
Logistics
– Design, project manage and
operate automated bulk
handling/loading facilities
8 8
Proprietary /
Patented
75%
Other
Products
12.5%
Licensed
Products
12.5%

Micro-emulsion (ME) Frac Additive
Patented technology
“Green” chemicals
enhance unconventional
gas production*
– Well economics/viability
– Actual production rates
– Recoverable reserves
– Well lifecycle
Independent studies prove
performance
9 9
* The Oil & Gas Journal, “Trends in Unconventional Gas” Dec 17, 2007

20 Yr Estimated
Gas Recovery
12,000
8,000
4,000
ME wells
non-ME wells

Green River Basin
Independent 24-well study*
+ 33% estimated 20-year gas
recovery
+ 40% estimated NPV
Shut-ins recovered 100% of
prior prod. vs. losses up to 50%
without ME
Increased production and
enhanced recovery
Effective fracture half-length
over 1.5 times longer

Avg EGR = 9.8 BCF
Avg EGR = 7.3 BCF
0%
100%
Cumulative Frequency (% less than)
MMCF
*2008 Performance Sciences, Inc., Dr. Jim Crafton PhD
Study available at www.flotekind.com, Investor Relations page under Studies/White papers

Barnett Shale Production Enhancement
250-well study* (SPE 100434, 2006)
41% increase in
flowback
47% increase in gas
production
Less formation damage

Production Enhancement**
6,430
129,873
190,802
9,090
0
50,000
100,000
150,000
200,000
250,000
Conv. surfactant Micro-emulsion
*Study available at www.flotekind.com, Investor Relations page under Studies/White papers
** Six month average cumulative water and gas production in Barnett Shale fracs in 12 wells with conventional surfactant (CS) and in 12 wells with ME.
180 day avg. bbl
water returned
180 day avg.
MCF gas

Micro-emulsion (ME) Sales 12 12 $4.2 $8.2 $26.0 $56.4 $77.4 $0 $10 $20 $30 $40 $50 $60 $70 $80 2004 2005 2006 2007 2008 ME Gross Revenue Growth In $M

13 Chemicals & Logistics Segment Patented proprietary specialty chemicals Revenue In $M $29.6 $50.5 $86.3 $109.4 $0 $20 $40 $60 $80 $100 $120 2005 2006 2007 2008

Artificial Lift Segment
Petrovalve rod pump system
Unique horizontal
installation
Optimizes rod pump
efficiency
Increases flow per stroke
Improves economics and
extends well life
Eliminates gas locking

Artificial Lift Petrovalve vs. traditional ball and seat valve 15 15 Petrovalve seats perfectly, unlike ball and seat valve Ball valve deteriorates, increasing maintenance, reducing production

Artificial Lift Segment
Gas Separator
Patented downhole
technology enhances
production and improves
efficiency of coal bed
methane wells
Enhances production by
reducing solution gas lost
in water recovery
Reduces environmental
impact

Artificial Lift Segment
Patented pumping system components widely used in
unconventional horizontal and coalbed methane wells

$1.4
$13.3
$14.9
$18.4
$0
$5
$10
$15
$20
2005 2006 2007 2008
Revenue
In $M

Flotek Revenue by Business Segment
Steady growth over time

Quarterly Revenue by Segment
$0
$10
$20
$30
$40
$50
$60
$70
Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08
Chemicals & Logistics Drilling Products Artificial Lift
In $M
$60.0M
$37.8M
$16.0M

2008 Financial Highlights
2008 vs. 2007
– Includes Impairment
charge of $67.7 million
related to goodwill and
other intangible assets
– 43% revenue growth to
$226 million
– Gross profit margin
remained constant at 40%
– Loss from Operations of
$30.8 million
– Net loss of $31.9 million

2008 vs. 2007
Adjusted Excluding the Effect of Impairment of
Goodwill and Other Intangible Assets
In $M
158.0
37.1
29.7
49.7
37.1
16.7 16.4
226.1
34%
-1.7%
24%
43%
-50
0
50
100
150
200
250
Total Revenue EBITDA Income from
Operations
Net Income
-10%
0%
10%
20%
30%
40%
50%
2007 2008 Difference

$12.0
$21.7
$37.1
$49.7
$0
$10
$20
$30
$40
$50
$60
2005 2006 2007 2008*
Strong Revenue and EBITDA Growth...
Revenue EBITDA
$226.1
$158.0
$100.6
$52.9
$0
$50
$100
$150
$200
$250
2005 2006 2007 2008
In $M
In $M
*adjusted excluding the effect of impairment of
goodwill and other intangible assets

...Has Sustained Earnings and EPS
$0.85
$0.88
$0.61
$0.47
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
2005 2006 2007 2008*
$7.7
$11.4
$16.7
$16.4
$0
$5
$10
$15
$20
2005 2006 2007 2008*
In $M
Diluted EPS Net Income
*adjusted excluding the effect of impairment of
goodwill and other intangible assets

Capital Structure
$115M Convertible Bonds Maturing in 2028
– 5.25% interest
– No maintenance covenants
– Cannot be put until 2013
– Strike price of $22.75
$40M Term Loan
– Paid down $2M a quarter
– Balance as of 12/31/08 is $34M
$15M Revolver
– Used for cash management
– Balance is usually between $0-$5M

Why Invest with Flotek?
Sound Fundamentals
– Strong cash flow
– Manageable debt service, working capital and capital expenditures
Proven growth
– Strong organic growth and acquisition record
– Expansion internationally and select domestic basins
Technology driven
– Patented products applicable to unconventional plays
– Electromechanical and Chemical R&D programs
Proven management
– CEO, COO and CFO all have 30+ yrs. experience
– Understanding of industry cycles

EBITDA Reconciliation
This presentation contains references to EBITDA and Adjusted EBITDA.
EBITDA is a non-GAAP financial measure that we define as net income (the most directly comparable GAAP financial measure) before interest, taxes, depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for certain non-cash activities. EBITDA and Adjusted EBITDA, as used and defined in this presentation, may not be comparable to similarly titled measures employed by other companies and is not a measure of performance calculated in accordance with GAAP. EBITDA or Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.
Reconciliations of this financial measure to net income, the most directly comparable GAAP financial measure for the years ended December 31, 2008,
2007, 2006 and 2005 are provided in the table below.

EBITDA Reconciliation
($ in millions)
2005 2006 2007 2008
Net Income $7.7 $11.4 $16.7 ($31.9)
Interest Expense 0.8 1.0 3.5 10.2
Income Taxes 1.7 6.6 10.4 (9.1)
Depreciation and Amortization 1.8 2.8 6.5 12.8
EBITDA 12.0 21.7 37.1 (18.0)
Impairment of Goodwill  Intangibles _ _ _ 67.7
Adjusted EBITDA $12.0 $21.7 $37.1 $49.7

Reconciliation of non-GAAP Measures to
GAAP Measures
We evaluate our results of operations before certain impairment items, and also view our results as adjusted for certain non-cash activities, as it is not indicative of our core operating activities.  We believe our presentation of financial measures before, or excluding, this item, which is a non-GAAP measure, enhances our investor’s overall understanding of our recurring operational performance and provides useful information to both investors and management to evaluate the ongoing operations and prospects of Flotek Industries.  Whenever we use non-GAAP financial measures, we designate these measures, which exclude the effect of certain impairment items and other charges as “adjusted” and provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure.
Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.  In the tables below, we reconcile our financial measures before certain impairment items and other charges to our reported GAAP financial results for the fourth quarter and full year of both 2008 and 2007.
Although we believe the non-GAAP financial measures enhance an investor’s understanding of our performance, our management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  The non-GAAP financial measures we use may not be consistent with the presentation of similar companies in our industry.  However, we present such non-GAAP financial measures in reporting our financial results to provide investors with an additional tool to evaluate our operating results in a manner that focuses on what we believe to be our ongoing business operations.

GAAP to non-GAAP Reconciliation
2008
(in thousands, except per share amounts)
Income From Operations $    (30,751)
Impairment of Goodwill & Intangible Assets 67,695
Adjusted Income from Operations 36,944
Total other income (expense)  $    (10,329)
Income tax provision (effect of $19.3 million tax benefit) (10,177)
Adjusted Net Income  $ 16,438
Diluted loss per common share $        (1.69)
Effect of Impairment 3.58
Effect of Tax Benefit from Impairment (1.02)
Basic earnings per common share before Impairment $ 0.87
Effect of Dilution (0.02)
Diluted earnings per common share  before Impairment $ 0.85
Weighted average common shares used in computing basic earnings per common share 18,867
Incremental common shares from stock options, warrants and restricted stock 460
Weighted average common shares used in computing diluted earnings per common share 19,327

Contact Us
Flotek Industries, Inc.
2930 W. Sam Houston Parkway N. Suite 300
Houston, Texas 77043
713-849-9911
www.flotekind.com
Brian Shannon, Investor Relations Manager
At Flotek Industries, our mission is to provide the customers we serve with the best value to enhance their performance. This will be done with the utmost dignity, integrity, and character. Character of the organization and its people matters greatly at Flotek where values will not be compromised. We will strive daily to achieve the highest standards of quality, loyalty, and service to be, with God’s grace, the best in our industry. This is our commitment to our customers, stockholders and ourselves.